UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): October 30, 2007
                                                  ------------------------------

                                SBT Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   Connecticut
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                 (State or Other Jurisdiction of Incorporation)

       000-51832                                           20-4343972
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(Commission File Number)                       (IRS Employer Identification No.)


       760 Hopmeadow Street, P.O. Box 248, Simsbury, CT              06070
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         (Address of Principal Executive Offices)                   (Zip Code)

                                 (860) 408-5493
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

     On October 30, 2007, SBT Bancorp, Inc. issued a press release announcing its earnings and results of operations for the quarter ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.      Financial Statements and Exhibits.

(d)     Exhibits

        99.1    Press Release of SBT Bancorp, Inc. dated October 30, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SBT BANCORP, INC.



                                        By: /s/ Martin J. Geitz
                                            -------------------
                                            Title: President and Chief Executive
                                                   Officer


Dated: October 30, 2007